Exhibit 10.14.2

FOIA CONFIDENTIAL TREATMENT REQUESTED

Confidential Materials omitted and filed separate with the Securities and Exchange Commission

Triple asterisks denote omissions

BINDING TERM SHEET FOR LICENSE

dated February 22, 2017

by and between

ATHENEX PHARMACEUTICAL DIVISION, LLC (“Athenex”)

and

GLAND PHARMA LIMITED (“Gland”)

Definitions

Effective Date: February 22, 2017

Product License: Gland is the manufacturer of the Products identified on Schedule A (Products). Gland licenses Athenex to distribute the Product in North America (Territory).

Ownership:

All right, title and interest in the ANDAs, the Product Information and any other results of the Development Activities related to the preparation of the ANDAs for the Product shall be owned by Gland, subject to the terms of this License.

Development and Regulatory Fees:

The Parties acknowledge and agree that as of the date hereof, Gland has completed the development of the Products, filed ANDA’s for the Products with FDA and obtained regulatory approval while a few are awaiting regulatory approval from the FDA. To the extent that there are any additional fees associated with the development of the Products, including fees relating to manufacturing line change parts required for the Products, or regulatory fees in connection with the ANDAs, Gland shall be responsible for all such fees.

Licensing Fee:

The License granted by Gland to Athenex for the Products shall be on a non-exclusive basis. In consideration of Gland granting such License to Athenex, Athenex shall pay Gland the License fees shown on Schedule A (II). The aggregate License fee for the Products identified is $3,150,000 (USD) and shall be payable in sixty (60) days from invoicing as mentioned in Schedule A (II).

Term:

The initial term of the License is 5 years from the launch of each product subject to automatic renewal for additional terms of 2 years, unless terminated by either party providing notice 90 days in advance of a renewal date.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Exclusivity:

Gland will manufacture and supply the Products to Athenex for sale in the Territory on a non-exclusive basis, and Gland will have right to manufacture and supply the Products to other Partners in the Territory. Athenex will market the Products on a private label basis under the “Athenex” brand in a commercially reasonably manner. Gland will be identified on any Product labels as the ANDA holder of record.

Delivery of Product:

Gland shall ship and deliver the Products Ex-Works Gland Pharma Warehouse, in accordance with Incoterms 2010.

Net Profit Share:

During the Initial Term and any renewal periods, Athenex shall pay to Gland a payment equivalent to percent (%) of the Net Profits from sale of the Products as defined in Schedule A. Athenex will provide payment to Gland on a quarterly basis not more than Thirty (30) days following the end of each quarterly period following the Launch Date. Each payment shall be accompanied by a statement showing the Net Sales of the product for the applicable quarter, the aggregate Transfer Price paid for the units sold, and the calculation of the Net Profit Share. “Net Profit” shall mean Net Sales less (i) the cost of the Product, including the Transfer Price, freight in, duty, customs, shipping, inventory, write offs and all other related costs of acquiring the Product; and (ii) seven percent (7%) of Net Sales representing the overheads attributable to marketing and selling the Product and “Net Sales” shall mean, gross invoiced sales of a Product to all customers less (i) chargebacks; (ii) freight and insurance charges; (iii) trade discounts, credits or allowances; (iv) costs of replacements, returns, recalls or rebates (v) wholesaler service charges; and (vi) sales, excise or value added taxes paid on or in relation to the product; all as calculated in accordance with United States Generally Accepted Accounting Principles, or US GAAP.

License Fee recoupment: Athenex will recoup 100% of the License Fee from the Net Profit prior to it sharing Profits with Gland for Carboplatin, Gemcitabine, Cisplatin and Doxorubicin inj.

Legal Compliance: Gland represents and warrants it is in compliance with all applicable laws and regulatory requirements for the Products, including the U.S. Drug Supply Chain and Security Act (DSCSA), and the Parties agree to maintain legal compliance with DSCSA during the term of the License. Gland further acknowledges and agrees that the Products will be manufactured by Gland in accordance with the approved drug applications and U.S. Current Good Manufacturing Practices (CGMP).

Regulatory Agent: Gland will be the sole Regulatory Agent for the Products in North America for the term of the License. Gland will be responsible for all filings and interactions with the national regulatory agencies. As a marketing company, Athenex will be responsible for anything pertaining to submission of, Promotional materials; labelling filings with FDA and any Product recalls.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Definitive Agreement: This binding term sheet is intended to be legally binding, but will be supplemented by definitive agreements which are mutually agreed by the parties. The definitive agreements will contain the terms of the License, customary representations and warranties, provision for payment terms, product warranties and product liability, insurance, marketing issues, shipment, delivery and stocking, reporting, responsibility for regulatory filings, recalls and withdrawals, and other terms mutually agreed by the parties which are customary for definitive agreements covering the subject matter contemplated by this License. As part of the definitive agreements, the Parties will enter into a Quality Agreement which will include appropriate policies and procedures to provide a reliable and consistent supply of Products to the Territory. The parties will negotiate to enter into definitive agreements within 60 days after the date this letter is signed by both parties.

Governing Law: This binding term sheet will be governed by the laws of the State of Illinois (without giving effect to choice of law or conflict of law provisions). The parties agree to the exclusive jurisdiction and venue of the state and federal courts in the Northern District of the State of Illinois for the resolution of any disputes under this binding term sheet

Confidentiality: The terms of this License are confidential and will not be disclosed without mutual agreement of the parties, except as required in connection with the performance of this Agreement and the marketing of the Products or as required by applicable legal or regulatory requirements.

Execution: This letter may be executed in counterparts, each of which shall be deemed to be an original and both of which together shall constitute a single document. Facsimile or scanned signatures shall be relied on as if original signatures.

IN WITNESS WHEREOF, the authorized representatives of the parties have executed this binding term sheet as of the Effective Date.

ATHENEX PHARMACEUTICAL DIVISION LLC		GLAND PHARMA LIMITED

By:		By:
Name:	Jeff Yordon	Name:	Srinivas Sadu
Title:	President	Title:	Chief Operating Officer

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule A- Product Details

I.	Regulatory Status-

a.	Approved ANDAs:

S.No	Product	Presentation	Filing date	Approval date
1	***	***	***	***
2	***	***	***	***
3	***	***	***	***

b.	Filed ANDAs:

S.No	Product	Presentation	Filing date	Approval Estimate
1	***	***	***	***
2	***	***	***	***
3	***	***	***	***

II.	License Fee-

a.	Approved ANDAs:

S.No	Product	Presentation	License Fee	BTS Execution (100%)
1	***	***	***	***
2	***	***	***	***
3	***	***	***	***

b.	Filed ANDAs:

S.No	Product	Presentation	License Fee	BTS Execution (75%)	ANDA approval (25%)
1	***	***	***	***	***
2	***	***	***	***	***
3	***	***	***	***	***

III.	Commercials-

a.	Approved ANDAs:

S.No	Product	Presentation	Transfer Price USD	Profit Share (Athenex: Gland)
1	***	***	***	***
2	***	***	***	***
3	***	***	***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

b.	Filed ANDAs:

S.No	Product	Presentation	Transfer Price USD	Profit Share (Athenex: Gland)
1	***	***	***	***
2	***	***	***	***
3	***	***	***	***

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.